Exhibit 32.02

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Sean R. Creamer, Chief Financial Officer (principal financial officer) of Laureate Education, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2005 of the Registrant (the “Report”):

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Sean R. Creamer
Name:	Sean R. Creamer
Date:	August 4, 2005